                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          April 21, 1998
-------------------------------------------------------------------------------
               (Date of earliest event reported)


                Community Investors Bancorp, Inc.
-------------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Ohio                                 No. 33-84132              34-1779309
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



119 South Sandusky Avenue, Bucyrus, Ohio                               44820
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                  (419) 562-7055
-------------------------------------------------------------------------------
       (Registrant's telephone number, including area code)


                                   Not Applicable
-------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS
          ------------

    On April 21, 1998, Community Investors Bancorp. Inc. (the "Company") announced that its board of directors has declared a three shares for two stock split payable on June 25, 1998 to shareholders of record on May 24, 1998. For additional information, reference is made to the Press Release, dated April 21, 1998, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99       Press Release dated April 21, 1998

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMUNITY INVESTORS BANCORP, INC.



Date:  April 22, 1998        By:  /s/Brian Buckley
                                  ----------------------------
                                  Vice President and Treasurer